                           PURCHASE AND SALE AGREEMENT

                          Dated as of February 4, 1999

                                      Among

                          FIDELITY LEASING SPE III, LLC

                                  as the Buyer
                                  ------------

                             FIDELITY LEASING, INC.

                                 as the Servicer
                                 ---------------

                                       and

                             JLA CREDIT CORPORATION

                                as the Originator
                                -----------------

                                TABLE OF CONTENTS

ARTICLE II - GENERAL..............................................................................................1
         SECTION 1.1.  Certain Defined Terms......................................................................1
         SECTION 1.2.  Other Definitional Provisions..............................................................1

ARTICLE II - SALE AND CONVEYANCE..................................................................................2
         SECTION 2.1.  Sale.......................................................................................2
         SECTION 2.2.  Provisions Regarding Vehicles..............................................................3

ARTICLE III - PURCHASE PRICE AND PAYMENT; MONTHLY REPORT..........................................................4
         SECTION 3.1.  Purchase Price.............................................................................4
         SECTION 3.2.  Payment of Purchase Price..................................................................4

ARTICLE IV - REPRESENTATIONS AND WARRANTIES.......................................................................4
         SECTION 4.1.  Representations and Warranties of the Originator and Servicer..............................4
         SECTION 4.2.  Originator's Representations and Warranties Regarding the Purchase Agreement and the
                       Contracts..................................................................................8
         SECTION 4.3.  Representations and Warranties of the Buyer................................................9

ARTICLE V - COVENANTS............................................................................................10
         SECTION 5.1.  Covenants of the Originator...............................................................10

ARTICLE VI - REPURCHASE OBLIGATION...............................................................................12
         SECTION 6.1.  Retransfer of Ineligible Contracts........................................................12
         SECTION 6.2.  Retransfer of Purchased Assets............................................................13
         SECTION 6.3.  Adjustments...............................................................................13
         SECTION 6.4.  Substitution of Contracts.................................................................14

ARTICLE VII - CONDITIONS PRECEDENT...............................................................................15
         SECTION 7.1.  Conditions to the Buyer's Obligations Regarding Contracts.................................15

ARTICLE VIII - TERM AND TERMINATION..............................................................................15
         SECTION 8.1.  Term and Termination......................................................................16

ARTICLE IX - MISCELLANEOUS PROVISIONS............................................................................16
         SECTION 9.1.  Amendment.................................................................................16
         SECTION 9.2.  Governing Law.............................................................................16
         SECTION 9.3.  Notices...................................................................................16
         SECTION 9.4.  Severability of Provisions................................................................17
         SECTION 9.5.  Assignment................................................................................17
         SECTION 9.6.  Further Assurances........................................................................18
         SECTION 9.7.  No Waiver; Cumulative Remedies............................................................18
         SECTION 9.8.  Counterparts..............................................................................19
         SECTION 9.9.  Binding Effect; Third-Party Beneficiaries.................................................19
         SECTION 9.10. Merger and Integration....................................................................19
         SECTION 9.11. Headings..................................................................................19
         SECTION 9.12. Schedules and Exhibits....................................................................19
         SECTION 9.13. No Proceedings............................................................................19


         SECTION 9.14. Merger or Consolidation of, or Assumption of the Obligations of, the Originator...........20
         SECTION 9.15. Costs, Expenses and Taxes.................................................................20
         SECTION 9.16. Recourse Against Certain Parties..........................................................21



Schedule I           List of Contracts

Schedule II          Tradenames, Fictitious Names and "Doing Business As" Names

                           PURCHASE AND SALE AGREEMENT
                           ---------------------------

                  THIS PURCHASE AND SALE AGREEMENT (the "Purchase Agreement") is made as of February 4, 1999, by and among FIDELITY LEASING SPE III, LLC, a Delaware limited liability company (the "Buyer"), FIDELITY LEASING, INC., a Pennsylvania corporation (the "Servicer"), and JLA CREDIT CORPORATION, a Delaware corporation (the "Originator").

                              W I T N E S S E T H :
                              ---------------------

                  WHEREAS, the Buyer desires to purchase from the Originator and the Originator desires to sell to the Buyer certain Contracts originated or purchased by the Originator in its normal course of business, together with, among other things, the related rights of payment thereunder and the interest of the Originator in the related Equipment and other interests securing the payments to be made under such Contracts; and

                  WHEREAS, the Servicer wishes to service such Contracts and, as an inducement to the Buyer, has agreed to enter into this Purchase Agreement.

                  NOW, THEREFORE, it is hereby agreed by and between the Buyer, the Servicer, and the Originator as follows:

                                    ARTICLE I

                                     GENERAL

                  Section 1.1. Certain Defined Terms. Certain capitalized terms used throughout this Purchase Agreement are defined above or in this Section
1.1. In addition, capitalized terms used but not defined herein have the meanings given to such terms in the Receivables Credit Agreement, dated as of the date hereof among the Buyer, the Servicer, the Investors, VFCC, FCMC, First Union and Harris, as such Receivables Credit Agreement may be amended, supplemented or modified from time to time.

                  "Purchase"  Any purchase made hereunder pursuant to Section
2.1 hereof.

                  "Purchase Price"  As defined in Section 3.1 hereof.

                  "Purchased Assets" The interests and property purchased pursuant to Section 2.1(a).

                  "Sale Papers"  As defined in Section 4.1(a) hereof.

                   Section 1.2     Other Definitional Provisions.

                    The words "hereof", "herein" and "hereunder" and words of similar import when used in this Purchase Agreement or any Sale Paper shall refer to this Purchase Agreement as a whole and not to any particular provision of this Purchase Agreement. Section, Subsection and Schedule references contained in this Purchase Agreement are references to Sections, Subsections and Schedules in or to this Purchase Agreement unless otherwise specified. In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Receivables Credit Agreement, the terms and provisions contained herein shall govern, with respect to this Purchase Agreement.

                                   ARTICLE II

                               SALE AND CONVEYANCE

                  Section 2.1.   Sale.

                  (a) As of the Closing Date, the Originator hereby sells, transfers, assigns, sets over and otherwise conveys to the Buyer, and the Buyer hereby purchases from the Originator, without recourse, all right, title and interest of the Originator in, to and under the following property, whether now existing or hereafter created or acquired (all such assets, the "Purchased Assets"):

                  (i) the Contracts that are owned by the Originator on the Closing Date and that are listed on the List of Contracts, together with all Collections and all monies due or to become due in payment of such Contracts on and after the Cut Off Date, including but not limited to any Prepayment Amounts, any payments in respect of a Casualty Loss or early termination, and any Recoveries received with respect thereto, but excluding any Scheduled Payments due prior to the Cut Off Date and any Excluded Amounts;

                  (ii) the Equipment related to such Contracts including all proceeds from any sale or other disposition of such Equipment;

                  (iii) the Contract Files;

                  (iv) all payments made or to be made in the future with respect to such Contracts or the Obligor thereunder and under any guarantee or similar credit enhancement with respect to such Contracts;

                  (v) all Insurance Proceeds with respect to each such Contract; and

                  (vi) all income and proceeds of the foregoing.

The foregoing sale, transfer, assignment, set over and conveyance does not constitute and is not intended to result in a creation or an assumption by the Buyer of any obligation of the Originator or any other Person in connection with the Contracts or under any agreement or instrument relating thereto including, without limitation, any obligation to any Obligors.

                  (b) In connection with the sale of the Purchased Assets, the Originator agrees (i) to record and file, at its own expense, any financing statements (and continuation statements with respect to such financing statements when applicable) with respect to the Purchased Assets, meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect, and maintain the perfection of, the sale of the Purchased Assets from the Originator to the Buyer on and after the Closing Date,
(ii) that such financing statements shall name the Originator, as seller, and the Buyer, as purchaser, of the Purchased Assets, and (iii) to deliver a file-stamped copy of such financing statements or other evidence of such filings (excluding continuation statements, which shall be delivered as filed) to the Buyer on or prior to the Closing Date.

                  (c) In connection with the sale of the Purchased Assets, the Originator further agrees that it will, at its own expense, indicate clearly and unambiguously in its computer files, on or prior to the Closing Date, that such Contracts have been sold to the Buyer pursuant to this Purchase Agreement. The Originator further agrees to deliver to the Buyer on the Closing Date, a computer file or microfiche list containing a true and complete list of all Contracts, identified by account number and Outstanding Balance as of the Cut Off Date. Such file or list shall be marked as Schedule I to the Receivables Credit Agreement and is hereby incorporated into and made a part of this Purchase Agreement.

                  (d) It is the intention of the parties hereto that the conveyance of the Contracts and the other Purchased Assets by the Originator to the Buyer as provided in this Section 2.1 be, and be construed as, an absolute sale, without recourse, of the Contracts and the other Purchased Assets by the Originator to the Buyer. Furthermore, it is not intended that such conveyance be deemed a pledge of the Contracts and the other Purchased Assets by the Originator to the Buyer to secure a debt or other obligation of the Originator. If, however, notwithstanding the intention of the parties, the conveyance provided for in this Section 2.1 is determined to be a transfer for security, then this Agreement shall also be deemed to be a "security agreement" within the meaning of Article 9 of the UCC, and the Originator hereby Grants to the Buyer a "security interest" within the meaning of Article 9 of the UCC in all of the Originator's right, title and interest in and to the Contracts and the other Purchased Assets, now existing and hereafter created, in an amount equal to the aggregate Purchase Price and each of the Originator's other payment obligations under this Purchase Agreement.

                  SECTION 2.2.   Provisions Regarding Vehicles.

                  In the event a Contract related to a Vehicle becomes a Defaulted Contract, the Originator, shall, at the request of the Servicer, transfer the title to the related Vehicle as instructed by the Servicer. In connection therewith, the Buyer will pay to the Originator any amounts realized upon liquidation of the Vehicle (net of expenses of liquidation, Servicer Advances with respect to such Contract, and an amount equal to Interest on the discounted value of such Contract for any period during which payments were not made and Servicer Advances were not made) which exceeds the Discounted Contract Balance of the related Defaulted Contract.

                                   ARTICLE III

                   PURCHASE PRICE AND PAYMENT; MONTHLY REPORT

                  SECTION 3.1.   Purchase Price.

                  The purchase price for each Contract sold to the Buyer by the Originator under this Agreement (the "Purchase Price") shall be a dollar amount equal to the Discounted Contract Balance determined as of the Cut Off Date.

                  SECTION 3.2.   Payment of Purchase Price.


                  (a) The Purchase Price for each Contract existing on the Closing Date shall be paid or provided for on the Closing Date (i) by payment of $142,997,336.98 in immediately available funds, and (ii) the remainder shall be deemed paid through a contribution to capital of the Buyer by the Originator in an amount equal to such remainder.

                  (b) Unless otherwise specified herein, all payments of the Purchase Price of any Contract sold hereunder shall be made in the bank account designated in writing by the Originator to the Purchaser.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                  SECTION 4.1. Representations and Warranties of the Originator and Servicer.

                  The Originator and the Servicer hereby represent and warrant to the Buyer, as of the Closing Date, that:

                  (a) Organization and Good Standing. The Originator is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware, and has full corporate power, authority and legal right to own or lease its properties and conduct its business as such properties are presently owned or leased and as such business is presently conducted and to execute, deliver and perform its obligations under this Purchase Agreement and each other document or instrument to be delivered by the Originator hereunder (collectively, the "Sale Papers").

                  (b) Due Qualification. The Originator is duly qualified to do business and is in good standing as a corporation, and has obtained all necessary licenses and approvals, in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would have a material adverse effect on its ability to perform its obligations hereunder or under the Sale Papers.

                  (c) Due Authorization. The execution and delivery of this Purchase Agreement and each of the Sale Papers, and the consummation of the transactions provided for herein and therein have been duly authorized by the Originator by all necessary corporate action on the part of the Originator.

                  (d) No Conflict. The execution and delivery of this Purchase Agreement and each of the Sale Papers, the performance of the transactions contemplated hereby and thereby, and the fulfillment of the terms hereof and thereof will not conflict with or result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any material indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Originator is a party or by which it or any of its property is bound.

                  (e) No Violation. The execution and delivery of this Purchase Agreement and each of the Sale Papers, the performance of the transactions contemplated hereby and thereby, and the fulfillment of the terms hereof and thereof (including, without limitation, the sale of Purchased Assets by the Originator or remittance of Collections in accordance with the provisions of this Purchase Agreement), will not conflict with or violate, in any material respect, any Requirements of Law applicable to the Originator.

                  (f) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of the Originator or the Servicer, threatened against the Originator before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of this Purchase Agreement or any of the Sale Papers, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Purchase Agreement or any of the Sale Papers, or (iii) seeking any determination or ruling that could reasonably be expected to be adversely determined, and if adversely determined, would materially and adversely affect the performance by the Originator of its obligations under this Purchase Agreement or any of the Sale Papers.

                  (g) All Consents Required. All approvals, authorizations, consents, orders or other actions of any Person or of any Governmental Authority required in connection with the execution and delivery by the Originator of this Purchase Agreement and the Sale Papers, the performance of the transactions contemplated by this Purchase Agreement and the Sale Papers, and the fulfillment of or terms hereof and thereof, have been obtained.

                  (h) Solvency. The Originator is Solvent and transactions contemplated by this Agreement and the Sale Papers do not and will not impair such Solvent state of the Originator.

                  (i) Bulk Sales. The execution, delivery and performance of this Purchase Agreement do not require compliance with any "bulk sales" law by the Originator.

                  (j) Other Names. The legal name of the Originator is as set forth in this Purchase Agreement, and within the preceding five years the Originator has not used, and the

Originator currently does not use, any tradenames, fictitious names, assumed names or "doing business as" names other than those set forth on Schedule II hereto.

                  (k) Selection Procedures; Credit and Collection Policy. No procedures believed by the Originator to be materially adverse to the interests of the Buyer were utilized by the Originator in identifying and/or selecting the Contracts to be sold, assigned, transferred, set-over and otherwise conveyed hereunder. In addition, each Contract shall have been underwritten in accordance with and satisfy the standards of any Credit and Collection Policy which has been established by the Originator and is then in effect.

                  (l) Taxes. The Originator has filed or caused to be filed all Tax returns which, to its knowledge, are required to be filed. The Originator has paid or made adequate provisions for the payment of all Taxes and all assessments made against it or any of its property (other than any amount of Tax the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP have been provided on the books of the Borrower), and no Tax lien has been filed and, to the Originator's knowledge, no claim is being asserted, with respect to any such Tax, fee or other charge.

                  (m) Agreements Enforceable. This Purchase Agreement and the Sale Papers constitute the legal, valid and binding obligation of the Originator enforceable against the Originator in accordance with their respective terms, except as such enforceability may be limited by Insolvency Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

                  (n) Exchange Act Compliance. The proceeds of the sale of any Purchased Assets will not be used by the Originator to acquire any security in any transaction which is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended.

                  (o) No Liens. Each Purchased Asset, together with the Contract related thereto, shall, at all times, be owned by the Originator free and clear of any Lien except as provided herein, and upon the sale, transfer or assignment hereunder, the Buyer shall acquire (subject to recordation where necessary) a valid and perfected first priority undivided ownership interest in each Purchased Asset then existing or thereafter arising and Collections with respect thereto, free and clear of any Adverse Claim except as provided hereunder. No effective financing statement or other instrument similar in effect covering any Purchased Asset or Collections with respect thereto shall at any time be on file in any recording office except such as may be filed in favor of the Buyer relating to this Purchase Agreement and except for those related solely to the Subordinated Note.

                  (p) Reports Accurate. No report (if prepared by the Originator, or to the extent that information contained therein is supplied by the Originator), information, exhibit, financial statement, document, book, record or report furnished or to be furnished by the Originator to the Buyer in connection with this Purchase Agreement is or will be inaccurate in any material respect as of the date it is or shall be dated or (except as otherwise disclosed to the Buyer at such time) as of the date so furnished, and no such document contains or will contain any material misstatement of fact or omits or shall omit to state a material fact or any fact necessary to make the statements contained therein not misleading.


                  (q) Location of Offices. The principal place of business and chief executive office of the Originator and the office where the Originator keeps all the Records are located at the address of the Originator listed in
Section 9.3 herein.

                  (r) Lock-Boxes. The names and addresses of all the Lock-Box Banks, together with the account numbers of the Lock-Box Accounts of the Originator at such Lock-Box Banks, and the names, addresses and account numbers of all accounts to which Collections of the Purchased Assets have been sent, are specified in Schedule II of the Receivables Credit Agreement (which shall be deemed to be amended in respect of terminating or adding any Lock-Box Account or Lock-Box Bank upon satisfaction of the notice and other requirements specified in respect thereof).

                  (s) Value Given. (i) The Buyer shall have given reasonably equivalent value to the Originator in consideration for the transfer to the Buyer of the Purchased Assets under this Purchase Agreement, (ii) no such transfer shall have been made for or on account of an antecedent debt owed by the Originator to the Buyer, (iii) no such transfer is or may be voidable or subject to avoidance under any section of the Bankruptcy Code.

                  (t) Accounting. The Originator accounts for the transfers by it to the Buyer of interests in Assets and Collections under this Purchase Agreement as sales of such Purchased Assets in its books, records and financial statements, in each case consistent with GAAP and with the requirements set forth herein.

                  (u) Separate Entity. The Originator is operated as an entity with assets and liabilities distinct from those of the Servicer, the Buyer and any Affiliates thereof, and the Buyer hereby acknowledges that the Deal Agent and the Secured Parties under the Receivables Credit Agreement are entering into the transactions contemplated by the Receivables Credit Agreement in reliance upon the Originator's identity as a separate legal entity from the Buyer and from each such other Affiliate of the Buyer.

                  (v) Security Interest. The Originator has granted a security interest (as defined in the UCC) to the Buyer, in the Purchased Assets and Collections, which is enforceable in accordance with applicable law upon execution and delivery of this Agreement. Upon the filing of UCC-1 financing statements naming the Buyer as secured party and the Originator as debtor, the Buyer shall have a first priority perfected security interest in the Purchased Assets and Collections (except for any Permitted Liens). All filings (including, without limitation, such UCC filings) as are necessary in any jurisdiction to perfect the interest of the Buyer in the Purchased Assets and Collections have been made.

                  (w) Investment Company Act. The Originator is not, and is not controlled by, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (x) Confirmation from the Originator. The Originator agrees that, for a period of one year and one day after the Aggregate Unpaids have been paid in full, the Originator will not cause the Buyer to file a voluntary petition or institute, cause to be instituted or join in any insolvency petition or proceeding under the Bankruptcy Code or any other Insolvency Laws. Each of the Buyer and the Originator is aware that in light of the circumstances described in the preceding sentence and other relevant facts, the filing of a voluntary petition under the Bankruptcy Code for the purpose of making any Purchased Asset or any other assets of the Buyer available to satisfy claims of the creditors of the Originator would not result in making such assets available to satisfy such creditors under the Bankruptcy Code.

                  (y) Accuracy of Representations and Warranties. Each representation or warranty by the Originator and Servicer contained herein or in any certificate or other document furnished by the Originator and Servicer pursuant hereto or in connection herewith is true and correct in all material respects.

The representations and warranties set forth in this Section 4.1 shall survive the sale, transfer and assignment of the Purchased Assets to the Buyer. Upon discovery by the Originator or the Buyer of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice thereof to the other and to the Deal Agent immediately upon obtaining knowledge of such breach.

                  SECTION 4.2. Originator's Representations and Warranties Regarding the Purchase Agreement and the Contracts.

                  The Originator hereby represents and warrants to the Buyer, as of the Closing Date:

                  (a) Binding Obligation; Valid Transfer and Security Interest.

                      (i) This Purchase Agreement and each of the Sale Papers constitutes a legal, valid and binding obligation of the Originator, enforceable against the Originator in accordance with its terms, except as such enforceability may be limited by Insolvency Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

                      (ii) This Purchase Agreement constitutes a valid transfer to the Buyer of all right, title and interest of the Originator in, to and under the Purchased Assets, and such transfer will be free and clear of any Lien of any Person claiming through or under the Originator or its Affiliates, except for Permitted Liens. Upon the filing of the financing statements described in Section 4.1(v), the Buyer shall have a first priority perfected security interest in such property, subject only to Permitted Liens. Neither the Originator nor any Person claiming through or under the Originator shall have any claim to or interest in the Collections.

                  (b) Eligibility of Contracts. As of the Closing Date, (i) the Contract List and the computer file or microfiche or written list delivered in connection therewith is an accurate and complete listing in all material respects of all the Contracts transferred hereunder, and the information contained therein with respect to the identity of such Contracts and the amounts owing thereunder is true and correct in all material respects as of the Closing Date, (ii) each such Contract is an Eligible Contract, (iii) each such Contract and the Equipment or Vehicle is free and clear of any Lien of any Person (other than Permitted Liens) and in compliance, in all material respects, with all Requirements of Law applicable to the Originator, and (iv) with respect to each such Contract, all material consents, licenses, approvals or authorizations of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Originator in connection with the transfer of such Contract and the related Equipment or Vehicle to the Buyer have been duly obtained, effected or given and are in full force and effect.

                  (c) Notice of Breach. The representations and warranties set forth in this Section 4.2 shall survive the transfer and assignment of the security interest in the Contracts to the Buyer. Upon discovery by the Originator or the Buyer of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give written notice thereof to the other and to the Deal Agent under the Receivables Credit Agreement immediately upon obtaining knowledge of such breach.

                  SECTION 4.3.   Representations and Warranties of the Buyer.

                  The Buyer hereby represents and warrants to the Originator, as of the Closing Date, that:

                  (a) Organization and Good Standing. The Buyer is a limited liability company duly organized and validly existing in good standing under the laws of the State of Delaware, and has full limited liability company power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Purchase Agreement and each of the Sale Papers.

                  (b) Due Qualification. The Buyer is duly qualified to do business and is in good standing as a foreign limited liability company (or is exempt from such requirements), and has obtained or will obtain all necessary licenses and approvals, in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would have a material adverse effect on its ability to perform its obligations hereunder or under the Sale Papers.

                  (c) Due Authorization. The execution and delivery of this Purchase Agreement and each of the Sale Papers and the consummation of the transactions provided for herein or therein have been duly authorized by the Buyer by all necessary limited liability company action on the part of the Buyer.

                  (d) No Conflicts. The execution and delivery of this Purchase Agreement and each of the Sale Papers, the performance of the transactions contemplated hereby or thereby and the fulfillment of the terms hereof and thereof will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any material indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Buyer is a party or by which it or any of its property is bound.

                  (e) No Violation. The execution and delivery of this Purchase Agreement and each of the Sale Papers, the performance of the transactions contemplated hereby and thereby, and the fulfillment of the terms hereof and thereof (including, without limitation, the purchase of Purchased Assets by the Buyer in accordance with the provisions of this Purchase Agreement) will not conflict with or violate, in any material respect, any Requirements of Law applicable to the Buyer.

                  (f) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of the Buyer, threatened against the Buyer, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality (i) asserting the invalidity of this Purchase Agreement or any of the Sale Papers, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Purchase Agreement or any of the Sale Papers, or (iii) seeking any determination or ruling that could reasonably be expected to be adversely determined, and if adversely determined, would materially and adversely affect the performance by the Buyer of its obligations under this Purchase Agreement or any of the Sale Papers.

                                    ARTICLE V

                                    COVENANTS

                  SECTION 5.1.   Covenants of the Originator.

                  The Originator hereby covenants with respect to each Contract, that:

                  (a) Compliance with Laws; Preservation of Corporate Existence. The Originator will comply in all material respects with all applicable laws, rules, regulations and orders and preserve and maintain its corporate existence, rights, franchises, qualifications and privileges.

                  (b) Contracts Not to be Evidenced by Promissory Notes. The Originator will take no action to cause any Contract which is not, as of the Closing Date, evidenced by an Instrument, to be so evidenced except in connection with the enforcement or collection of such Contract.

                  (c) Security Interests. Except for the transfers hereunder, the Originator will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Contract transferred hereunder or related Equipment or Vehicle, whether now existing or hereafter transferred hereunder, or any interest therein, and Originator will not sell, pledge, assign or suffer to exist any Lien on its interest, if any, hereunder. The Originator will promptly notify the Buyer of the existence of any Lien on any Contract transferred hereunder or related Equipment or Vehicle; and the Originator shall defend the right, title and interest of the Buyer in, to and under the Contracts transferred hereunder and the related Equipment, against all claims of third parties; provided, however, that nothing in this Section 5.1(c) shall prevent or be deemed to prohibit the Originator from suffering to exist Permitted Liens upon any of the Contracts transferred hereunder or any related Equipment or Vehicle.


                  (d) Delivery of Collections. The Originator agrees to pay to the Buyer promptly (but in no event later than two Business Days after receipt) all Collections received by the Originator in respect of the Contracts transferred hereunder.

                  (e) Compliance with Law. The Originator hereby agrees to comply in all material respects with all Requirements of Law applicable to the Originator, the Contracts, the Equipment, and the Vehicles.

                  (f) Activities of the Originator. The Originator shall not engage in any business or activity of any kind with the Buyer, or enter into any transaction or indenture, mortgage, instrument, agreement, contract, lease or other undertaking with the Buyer, which is not directly related to the transactions contemplated and authorized by this Purchase Agreement, the Receivables Credit Agreement, and the organizational documents of the Buyer.

                  (g) Guarantees. The Originator shall not become or remain liable, directly or contingently, in connection with any Indebtedness or other liability of the Buyer, whether by guarantee, endorsement (other than endorsements of negotiable instruments for deposit or collection in the ordinary course of business), agreement to purchase or repurchase, agreement to supply or advance funds, or otherwise.

                  (h) Location of Originator, Records; Instruments. The Originator (i) shall not move outside the State of California, the location of its chief executive office, without 30 days' prior written notice to the Buyer and the Deal Agent, (ii) shall not move the location of the Contract Files from the locations thereof on the Closing Date, without 30 days' prior written notice to the Buyer and the Deal Agent, and (iii) will promptly take all actions required of each relevant jurisdiction in order to continue the first priority perfected security interest of the Buyer in all Contracts transferred hereunder. The Originator will give the Buyer and the Deal Agent prompt notice of a change within the State of California of the location of its chief executive office.

                  (i) Accounting of Purchases. The Originator will not account for or treat (whether in financial statements or otherwise) the transactions contemplated hereby in any manner other than the sale of Purchased Assets by the Originator to the Buyer.

                  (j) ERISA Matters. The Originator will not (i) engage in any prohibited transaction for which an exemption is not available or has not previously been obtained from the United States Department of Labor, (ii) permit to exist any accumulated funding deficiency, as defined in Section 302(a) of ERISA and Section 412(a) of the Code, or funding deficiency with respect to any Benefit Plan other than a Multiemployer Plan, (iii) fail to make any payments to an Multiemployer Plan that the Originator may be required to make under the agreement relating to such Multiemployer Plan or any law pertaining thereto,
(iv) terminate any Benefit Plan so as to result in any liability, or (v) permit to exist any occurrence of any reportable event described in Title IV of ERISA which represents a material risk of liability of the Originator under ERISA or the Code.

                  (k) Nature of Business. The Originator will engage in no business with the Buyer other than the sale and transfer of Purchased Assets hereunder and the other transactions permitted or contemplated by this Purchase Agreement.

                  (l) Change in the Purchase Agreement. The Originator will not amend, modify, waive or terminate any terms or conditions of this Agreement except as provided herein.

                                   ARTICLE VI

                              REPURCHASE OBLIGATION

                  SECTION 6.1.   Retransfer of Ineligible Contracts.

                  In the event of a breach of any representation or warranty set forth in Section 4.2 with respect to a Contract transferred hereunder (each such Contract, an "Ineligible Contract"), immediately upon knowledge by the Originator of such breach, (a) the Originator shall accept a retransfer of each such Ineligible Contract and any related Equipment selected by the Buyer as to which such breach related, (ii) the Buyer shall retransfer to the Originator, without recourse, representation or warranty, all of its right, title and interest in such Ineligible Contract, and (iii) the Buyer shall, in connection with such conveyance and without further action, be deemed to represent and warrant that it has the limited liability company authority and has taken all necessary limited liability company action to accomplish such conveyance, but without any other representation or warranty, express or implied. In any of the foregoing instances, the Originator shall accept the retransfer of each such Ineligible Contract, and the ADCB shall be reduced by the Discounted Contract Balance of each such Ineligible Contract and, if applicable, increased by the Discounted Contract Balance of each such Substitute Contact. On and after the date of retransfer, the Ineligible Contract so retransferred shall not be included in the Collateral. In consideration of such retransfer, the Originator shall, on the date of retransfer of such Ineligible Contract, make a deposit to the Collection Account (for allocation pursuant to Sections 2.4(a) and 2.5(a) of the Receivables Credit Agreement, as applicable) in immediately available funds in an amount equal to the Discounted Contract Balance of such Ineligible Contract plus interest thereon from the last day of the immediately preceding Interest Period to and including the date of repurchase at a rate per annum equal to the Interest Rate. Upon each retransfer to the Originator of such Ineligible Contract, the Buyer shall automatically and without further action be deemed to transfer, assign, and set over to the Originator, free and clear of any Lien created pursuant to this Purchase Agreement, all the right, title and interest of the Buyer in, to and under such Ineligible Contract and all monies due or to become due with respect thereto, the related Equipment, and all proceeds of such Ineligible Contract and Recoveries and Insurance Proceeds relating thereto and all rights to security for any such Ineligible Contract, and all proceeds and products of the foregoing. The Buyer shall, in connection with such transfer, assignment and set over, and without further action, be deemed to represent and warrant that it has the limited liability company authority and has taken all necessary limited liability company action to accomplish such transfer, assignment and set over, but without any other representation or warranty, express or implied. The Buyer shall, at the sole expense of the Originator, execute such documents and instruments of retransfer as may be prepared by the Buyer on behalf of the Originator and take such other actions as shall reasonably be requested by the Originator to effect the transfer of such Ineligible Contract pursuant to this Section 6.1.

                  Section 6.2.   Retransfer of Purchased Assets.

                  In the event of a breach of any of the representations and warranties set forth in Section 4.2 hereof which breach could reasonably be expected to have a material adverse effect on the rights of the Secured Parties or the Deal Agent, as agent of the Secured Parties under the Receivables Credit Agreement, or on the ability of the Buyer to perform its obligations under the Receivables Credit Agreement, by notice then given in writing to the Originator, the Buyer may direct the Originator to accept retransfer of all of the Purchased Assets, in which case the Originator shall be obligated to accept retransfer of such Purchased Assets on the Payment Date next following such notice (such date, the "Retransfer Date"). The Originator shall deposit on the Retransfer Date an amount equal to the deposit amount provided below for such Purchased Assets in the Collection Account for distribution to the Secured Parties under the Receivables Credit Agreement. The deposit amount for such retransfer will be equal to (a) the sum of (i) the Aggregate Unpaids, and (ii) all Interest accrued and to accrue, as reasonably determined by the Deal Agent, and (iii) all Hedge Breakage Costs and any other amounts payable by Borrower under or with respect to any Hedging Agreement minus (b) the amount, if any, available in the Collection Account on such Payment Date. On the Retransfer Date, provided that full Retransfer Amount has been deposited into the Collection Account, the Purchased Assets and all proceeds thereof, all rights to security for such Purchased Assets, and all proceeds and products of the foregoing, shall be transferred to the Originator, and the Buyer shall, at the sole expense of the Originator, execute and deliver such instruments of retransfer, in each case without recourse, representation or warranty, as shall be prepared as reasonably requested by the Originator, to vest in the Originator, or its designee or assignee, all right, title and interest of the Buyer in, to and under the Purchased Assets transferred hereunder, all monies due or to become due with respect thereto, and all proceeds thereof and Insurance Proceeds relating thereto.

                  Section 6.3.   Adjustments.

                  The Originator hereby agrees that, with respect to each Contract transferred hereunder which provides for any payment constituting a Prepayment, which amount is less than an amount equal to the aggregate remaining Scheduled Payments related to such Contract, the Originator shall indemnify the Buyer in an amount equal to the aggregate remaining Scheduled Payments related to such Contract.

                  Section 6.4.   Substitution of Contracts.

                  On any day prior to the occurrence of the Termination Date, the Buyer may in its sole discretion, by written notice to the Originator, request that any Contract be replaced by one or more other Contracts (each, a "Substitute Contract"), provided that no such replacement shall occur unless each of the following conditions is satisfied as of the date of such replacement and substitution:

                  (i) the Servicer has previously recommended to the Deal Agent (with a copy to the Collateral Custodian) in writing that the Contract to be replaced should be replaced (each, a "Replaced Contract");

                  (ii) each Substitute Contract is an Eligible Contract on the date of such substitution;

                  (iii) after giving effect to any such substitution, the aggregate outstanding Principal does not exceed the lesser of (A) the Borrowing Base and (B) the Credit Limit;

                  (iv) the aggregate Discounted Contract Balance of such Substitute Contracts shall be equal to or greater than the aggregate Discounted Contract Balances of the Replaced Contracts;

                  (v) such Substitute Contracts, at the time of substitution by the Originator, shall have approximately the same remaining weighted average life as the Replaced Contracts;

                  (vi) all representations and warranties of the Originator contained in Section 4.1 and 4.2 shall be true and correct as of the date of substitution of any such Substitute Contract;

                  (vii) the substitution of any Substitute Contract does not cause an Event to Default to occur; and

                  (viii) the Buyer shall deliver to the Deal Agent on the date of such substitution a certificate of a Responsible Officer certifying that each of the foregoing is true and correct as of such date.

In addition, the Buyer shall deliver to the Collateral Custodian the related Contract File as required by Section 3.2 of the Receivables Credit Agreement. In connection with any such substitution, the Buyer shall, automatically and without further action, be deemed to retransfer to the Originator, free and clear of any Lien created pursuant to this Purchase Agreement, all of the right, title and interest of the Buyer in, to and under such Replaced Contract, and the Buyer shall be deemed to represent and warrant that it has the limited liability company authority and has taken all necessary limited liability company action to accomplish such transfer, but without any other representation or warranty, express or implied. Any right of the Buyer to substitute any Contract pursuant to this Section 6.4 shall be in addition to, and without limitation of, any other rights or remedies that the Buyer may have to require the Originator to substitute for, or accept retransfer of, any Contract pursuant to the terms of this Purchase Agreement.

                                   ARTICLE VII

                              CONDITIONS PRECEDENT

                  Section 7.1. Conditions to the Buyer's Obligations Regarding Contracts.

                  The obligations of the Buyer to purchase Purchased Assets from the Originator on the Closing Date shall be subject to the satisfaction of the following conditions:

                  (a) all representations and warranties of the Originator contained in Sections 4.1 and 4.2 shall be true and correct on and as of such day as though made on and as of such date;

                  (b) the Originator shall have performed all obligations required to be performed by it on or prior to such day pursuant to the provisions of this Purchase Agreement;

                  (c) no event has occurred and is continuing, or would result from such purchase which constitutes an Event of Default under the Receivables Credit Agreement;

                  (d) no law or regulation shall prohibit, and no order, judgment or decree of any federal, state or local court or governmental body, agency or instrumentality shall prohibit or enjoin, the making of any such purchase by the Buyer in accordance with the provisions hereof; and

                  (e) all corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Purchase Agreement shall be satisfactory in form and substance to the Buyer, and the Buyer shall have received from the Originator copies of all documents (including, without limitation, records of corporate proceedings, approvals and opinions) relevant to the transactions herein contemplated as the Buyer may reasonably have requested.

                                  ARTICLE VIII

                              TERM AND TERMINATION

                  Section 8.1.   Term and Termination.

                  This Purchase Agreement shall commence as of the date of execution and delivery hereof and shall continue in full force and effect until the occurrence of the Collection Date pursuant to the Receivables Credit Agreement; provided, however, that the termination of this Purchase Agreement pursuant to this Section 8.1 shall not discharge any Person from obligations incurred prior to any such termination of this Purchase Agreement, including, without limitation, any obligations to repurchase Contracts sold prior to such termination pursuant to Section 6.1 or 6.2 hereof, or to make the payments required under Section 6.3 hereof.

                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

                  Section 9.1.   Amendment.

                  This Purchase Agreement and any other Sale Papers and the rights and obligations of the parties hereunder may not be amended, waived or changed orally, but only by an instrument in writing signed by the Buyer and the Originator, with the prior written consent of the Deal Agent. The Buyer shall provide not less than ten Business Days prior written notice of any such amendment to the Deal Agent.

                  Section 9.2.   Governing Law.

                  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO HEREBY AGREES TO THE JURISDICTION OF ANY FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

                  Section 9.3.   Notices.

                  All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, return receipt requested, to:

                  (a) in the case of the Buyer, to:

                  Fidelity Leasing SPE III, LLC
                  c/o Fidelity Leasing, Inc.
                  1255 Wrights Lane
                  West Chester, Pennsylvania 19380
                  Attn:                     Crit Dement
                  Facsimile No.:    (610) 719-4515
                  Confirmation No.: (610) 719-4510

                  (b) in the case of the Servicer, to:

                  Fidelity Leasing, Inc.
                  1255 Wrights Lane
                  West Chester, Pennsylvania 19380
                  Attn:                     Crit Dement
                  Facsimile No.:    (610) 719-4515
                  Confirmation No.: (610) 719-4510

                  (c) in the case of the Originator, to:

                  JLA Credit Corporation
                  12677 Alcosta Boulevard
                  San Ramon, California 94583
                  Attn:                     Steve Dietsch
                  Facsimile No.:    (925) 327-3606
                  Confirmation No.: (925) 277-3306

                  (d) in the case of the Deal Agent, to:

                  First Union Capital Markets Corp.
                  One First Union Center, TW9
                  Charlotte, North Carolina  28288
                  Attn:                     Conduit Administration
                  Facsimile No.:    (704) 383-6036
                  Confirmation No.: (704) 374-2520

or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

                  Section 9.4.   Severability of Provisions.

                  If any one or more of the covenants, agreements, provisions or terms of this Purchase Agreement or any of the Sale Papers shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this Purchase Agreement and the Sale Papers and shall in no way affect the validity or enforceability of the other provisions of this Purchase Agreement or any of the Sale Papers.

                  Section 9.5.   Assignment.

                  (a) Notwithstanding anything to the contrary contained herein, this Purchase Agreement may not be assigned by the Buyer or the Originator except as permitted by this Section 9.5 or by the Receivables Credit Agreement. Simultaneously with the execution and delivery of this Purchase Agreement, the Buyer shall assign all of its right, title and interest herein to the Deal Agent as agent for the Lender under the Receivables Credit Agreement as provided in the Receivables Credit Agreement, to which assignment the Originator hereby expressly consents. The Originator agrees to perform its obligations hereunder for the benefit of the Deal Agent as agent for the Lender under the Receivables Credit Agreement and the Deal Agent, as agent for the Lender under the Receivables Credit Agreement under the Receivables Credit Agreement shall be a third party beneficiary hereof. The Deal Agent as agent for the Lender under the Receivables Credit Agreement may enforce the provisions of this Purchase Agreement, exercise the rights of the Buyer and enforce the obligations of the Originator hereunder as provided in of the Receivables Credit Agreement. This Purchase Agreement may not be assigned by the Originator except in connection with a merger or consolidation of the Originator with or into, or disposition of the Originator's properties and assets to, another Person, provided, however, that any such merger, consolidation or disposition shall satisfy the requirements of Section 9.14, upon not less than ten Business Days' prior written notice to the Buyer and the Deal Agent.

                  (b) In connection with any permitted assignment of this Purchase Agreement by the Originator, the Originator shall deliver to the Buyer and the Deal Agent an Officer's Certificate that such assignment complies with this Section 9.5, and shall cause such assignee to execute an agreement supplemental hereto, in form and substance satisfactory to the Originator, pursuant to which such assignee shall expressly assume and agree to the performance of every covenant and obligation of the Originator hereunder, to provide for the delivery of an Opinion of Counsel that such supplemental agreement is legal, valid and binding with respect to such assignee, and to take such other actions and execute such other instruments as may reasonably be required to effectuate such assignment.

                  Section 9.6.   Further Assurances.

                  The Buyer and the Originator agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other party more fully to effect the purposes of this Purchase Agreement and the Sale Papers, including, without limitation, the execution of any financing statements, continuation statements, termination statements, releases or equivalent documents relating to the Contracts for filing under the provisions of the UCC or other laws of any applicable jurisdiction.

                  Section 9.7.   No Waiver; Cumulative Remedies.

                  No failure to exercise and no delay in exercising, on the part of the Buyer or the Originator, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privilege provided by law.

                  Section 9.8.    Counterparts.

                  This Purchase Agreement may be executed in two or more counterparts including facsimile transmission thereof (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

                  Section 9.9.    Binding Effect; Third-Party Beneficiaries.

                  This Purchase Agreement shall inure to the benefit of and the obligations thereunder shall be binding upon the parties hereto and their respective successors and permitted assigns. Any permitted assigns shall be third-party beneficiaries of this Purchase Agreement.

                  Section 9.10.   Merger and Integration.

                  Except as specifically stated otherwise herein, this Purchase Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, there are no other agreements between the parties for transactions relating to or similar to the transactions contemplated by this Purchase Agreement, and all prior understandings, written or oral, are superseded by this Purchase Agreement. This Purchase Agreement may not be modified, amended, waived or supplemented except as provided herein.

                  Section 9.11.   Headings.

                  The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

                  Section 9.12.   Schedules and Exhibits.

                  The schedules and exhibits attached hereto and referred to herein shall constitute a part of this Purchase Agreement and are incorporated into this Purchase Agreement for all purposes.

                  Section 9.13.   No Proceedings.

                  The Originator and the Servicer each hereby convenants and agrees that, prior to the date which is one year and one day after the payment in full of the Loan, it will not institute against or join any other Person in instituting against the Buyer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States.

                  SECTION 9.14. Merger or Consolidation of, or Assumption of the Obligations of, the Originator.

                  The Originator shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any person, unless:

                  (a) the Person formed by such consolidation or into which the Originator is merged or the Person which acquires by conveyance or transfer the properties and assets of the Originator substantially as an entirety shall be, if the Originator is not the surviving entity, organized and existing under the laws of the United States or any state or the District of Columbia and shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Buyer in form satisfactory to the Buyer, the performance of every covenant and obligation of the Originator hereunder (to the extent that any right, covenant or obligation of the Originator, as applicable hereunder, is inapplicable to the successor entity, such successor entity shall be subject to such covenant or obligation, or benefit from such right, as would apply, to the extent practicable, to such successor entity);

                  (b) the Originator shall have delivered to the Buyer and the Deal Agent an Officer's Certificate that such consolidation, merger, conveyance or transfer and such supplemental agreement complies with this Section 9.14 and that all conditions precedent herein provided for relating to such transaction have been complied with and an Opinion or Counsel that such supplemental agreement is legal, valid and binding with respect to the successor entity and that the entity surviving such consolidation, conveyance or transfer is organized and existing under the laws of the United States or any state or the District of Columbia. The Deal Agent shall receive prompt written notice of such merger or consolidation of the Originator; and

                  (c) after giving effect thereto, no Event of Default under the Receivables Credit Agreement or any event which with notice or lapse of time or both would constitute such an Event of Default thereunder shall have occurred.

                  Section 9.15.   Costs, Expenses and Taxes.

                  (a) The Originator agrees to pay on demand all costs and expenses of the Buyer incurred in connection with the preparation, execution, delivery, administration (including periodic auditing), amendment or modification of, or any waiver or consent issued in connection with, this Purchase Agreement and the other documents to be delivered hereunder or in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Buyer with respect thereto and with respect to advising the Buyer as to its rights and remedies under this Purchase Agreement and the other documents to be delivered hereunder or in connection herewith, and all costs and out-of-pocket expenses, if any (including reasonable counsel fees and expenses), incurred by the Buyer in connection with the enforcement of this Purchase Agreement and the other documents to be delivered hereunder or in connection herewith.

                  (b) The Originator shall pay on demand any and all stamp, sales, excise and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Purchase Agreement or any agreement or other document delivered in connection with this Purchase Agreement

                  (c) The Originator shall pay on demand any and all damages, losses, claims, liabilities, fees and related costs and expenses, including attorney's fees and expenses, incurred by or awarded against the Buyer or any of its Affiliates (each, an "Indemnified Party") arising out of or as a result of the transactions contemplated under this Agreement and owed by such Indemnified Party to any other Person; provided, that the Originator shall not be liable to pay any portion of any such damages, losses, claims or liabilities resulting from the gross negligence or willful misconduct of an Indemnified Party or the breach of a Requirement of Law by an Indemnified Party.

                  Section 9.16.   Recourse Against Certain Parties.

                  (a) No recourse under or with respect to any obligation, covenant or agreement (including, without limitation, the payment of any fees or any other obligations) of the Originator as contained in this Purchase Agreement or any other agreement, instrument or document entered into by it pursuant hereto or in connection herewith shall be had against any administrator of the Originator or any incorporator, officer, employee or director of the Originator or of any such administrator, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of the Originator contained in this Purchase Agreement and all of the other agreements, instruments and documents entered into by it pursuant hereto or in connection herewith are, in each case, solely the corporate obligations of the Originator and that no personal liability whatsoever shall attach to or be incurred by any administrator of the Originator or any incorporator, officer, employee or director of Originator or of any such administrator, as such, or any of them, under or by reason of any of the obligations, covenants or agreements of the Originator contained in this Purchase Agreement or in any other such instruments, documents or agreements, or which are implied therefrom, and that any and all personal liability of every such administrator of the Originator and each incorporator, officer, employee or director of the Originator or of any such administrator, or any of them, for breaches by the Originator of any such obligations, covenants or agreements, which liability may arise either at common law or in equity, by statute or constitution, or otherwise, is hereby expressly waived as a condition of, and in consideration for, the execution of this Purchase Agreement. The provisions of this Section 9.16(a) shall survive the termination of this Purchase Agreement.


                  (b) No recourse under or with respect to any obligation, covenant or agreement (including, without limitation, the payment of any fees or any other obligations) of the Buyer as contained in this Purchase Agreement or any other agreement, instrument or document entered into by it pursuant hereto or in connection herewith shall be had against any administrator of the Buyer or any incorporator, officer, manager, member, employee or director of the Buyer or of any such administrator, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of the Buyer contained in this Purchase Agreement and all of the other agreements, instruments and documents entered into by it pursuant hereto or in connection herewith are, in each case, solely the limited liability company obligations of the Buyer, and that no personal liability whatsoever shall attach to or be incurred by any administrator of the Buyer or any incorporator, officer, manager, member, employee or director of the Buyer or of any such administrator, as such, or any other them, under or by reason of any of the obligations, covenants or agreements of the Buyer contained in this Agreement or in any other such instruments, documents or agreements, or which are implied therefrom, and that any and all personal liability of every such administrator of the Buyer and each incorporator, officer, manager, member, employee or director of the Buyer or of any such administrator, or any of them, for breaches by the Buyer of any such obligations, covenants or agreements, which liability may arise either at common law or at equity, by statute or constitution, or otherwise, is hereby expressly waived as a condition of and in consideration for the execution of this Purchase Agreement. The provisions of this Section 9.16(b) shall survive the termination of this Purchase Agreement.

                    [SIGNATURES SET FORTH ON FOLLOWING PAGE]

                  IN WITNESS WHEREOF, the Buyer, the Servicer, and the Originator have caused this Purchase Agreement to be duly executed as of the day and year first above written.

                          THE BUYER:

                          FIDELITY LEASING SPE III, LLC, a Delaware limited liability company

                               JLA Credit Corporation, a Delaware corporation, its Managing Member

                               By:      ______________________________
                               Name:    ______________________________
                               Title:   ______________________________


                          THE SERVICER:

                          FIDELITY LEASING, INC., a Pennsylvania corporation

                          By:      __________________________________
                          Name:    __________________________________
                          Title:   __________________________________


                          THE ORIGINATOR:

                          JLA CREDIT CORPORATION, a Delaware corporation

                          By:      __________________________________
                          Name:    __________________________________
                          Title:   __________________________________

                                                                    SCHEDULE I

                                LIST OF CONTRACTS

                          [SET FORTH ON FOLLOWING PAGE]

                                                                   SCHEDULE II

           TRADENAMES, FICTITIOUS NAMES AND "DOING BUSINESS AS" NAMES

airplanelease                   jlacredit                      leasemator                    momlease
applicationonly                 leaseairplanes                 leasemedical                  moneyovermoney
applicationonlylease            leaseamator                    leasemker                     municpallease
apponly                         leasearmatic                   leasenetwork                  munilease
apponlylease                    leaseautos                     leasenetworks                 non-recourselease
biolease                        leasebuilder                   leasenotbooks                 operatinglease
builttoorderlease               leaseclock                     leaseofficeequipment          progresspayment
buycomplesaing                  leasecommerce                  leasepcs                      progresspaymentlease
buylease                        leasecommercecenter            leaseperipherals              projectfinancialease
cadlease                        leasecomp                      leasephones                   quotemaker
capitalmaster                   leaseconduit                   leasepostpress                recourselease
channelcapital                  leaseconstruction              leasepre-press                resellerlease
channelcredit                   leaseconstruction              leasepresses                  resellerleasing
channellease                    leaseconverter                 leaseprinters                 scitexleasing
clicklease                      leaseconverter                 leaseprinting                 shrinkwraplease
configureking                   leasecopiers                   leasequick                    siglease
ctileasing                      leasecopiers                   leaserate                     skippaymentlease
dollaroutlease                  leasecreator                   leasescltex                   softwarelease
fairmarketvaluelease            leasecreator                   leaseservers                  steplease
fasblease                       leasectl                       leasesite                     techfresh
federallease                    leasectl                       leasesoft                     techrefreshlease
fmvlease                        leasecyberian                  leasesrus                     telephonyleasing
fullpayoutlease                 leasecyberian                  leasestorage                  trueoperatinglease
goconfigure                     leasedental                    leasetelephony                turnkeylease
governmentlease                 leasedental                    leasetrucks                   unixleasing
hardwarelease                   leasedesktops                  leasevsbuy                    vendorlease
infolease                       leasedesktops                  leasewheels                   venturetechleasing
ingrammicroleasing              leasefactor                    leasewhitebox                 virtualcaptive
interconnectleasing             leaseforklifts                 leasezone                     whitebox
internationallease              leaseitonline                  leasingcenter                 worldwidelease
isgleasing                      leaseking                      leasingzone                   wraplease
itclease                        leasemachinetools              leveragelease
japanleasingofamerica           leasematic                     majoraccountsleasing